                                                                    EXHIBIT 10.3

THIS NOTE HAS NOT BEEN REGISTERED UNDER FEDERAL OR STATE SECURITIES LAWS.  IF
    IT IS DEEMED TO BE A SECURITY UNDER SUCH LAWS, IT MAY NOT BE SOLD OR
      TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER SUCH LAWS OR THE
             AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION
                           REQUIREMENTS OF SUCH LAWS.

                                PROMISSORY NOTE



$                                                                 Washington, DC
                                                                 August 15, 1996


FOR VALUE RECEIVED, Complete Wellness Centers, Inc., a Delaware corporation (Maker), promises to pay to the order of__________ ______________________, or any subsequent holder of this Note (Holder), on or before June 30, 1997, the principal sum of _____ ______________ dollars ($_______) in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts and to accrue interest at the rate specified below on the unpaid balance commencing as of August 15, 1996.

Maker promises to pay simple interest on the unpaid balance at the rate of twelve (12) percent per annum on each January 1 and April 1 during the term hereof, commencing January 1, 1997.

This Note shall mature and the entire principal amount hereof and all accrued but unpaid interest hereon shall become due and payable on June 30, 1997.

This Note may be prepaid at any time, and from time to time, in whole or in part, without penalty or premium. Any such prepayments shall be applied first to accrued interest, if any, and then to the reduction of principal.

If Maker shall complete a firm commitment underwritten initial public offering of its common stock, pursuant to a registration statement (other than a registration statement on Form S-4 or S-8) filed with the Securities and Exchange Commission, Maker shall prepay the entire principal amount, without premium or penalty, and accrued interest on the date Maker receives the proceeds of the sale of such common stock.

This Note is issued pursuant to, is entitled to the benefits of, and is subject to the terms of, a Loan and Security Agreement dated as of August 15, 1996 among Maker and the persons named in Schedule I thereto, providing for the issuance of the Secured Promissory Notes of the Company up to an aggregate principal amount of $1,100,000.

This Note shall be governed by and construed in accordance with the laws of the District of Columbia.

IN WITNESS WHEREOF, Maker has executed this Note as of the date and year first above written.

                                            COMPLETE WELLNESS CENTERS, INC.



                                            By:
                                               -----------------------------
                                               Its:


For Georgia Holders

THIS NOTE HAS BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE "GEORGIA SECURITIES ACT OF 1973," AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

                          LOAN AND SECURITY AGREEMENT


          THIS LOAN AND SECURITY AGREEMENT is entered into as of this 15th day of August, 1996 by and among the persons listed on Schedule I hereto (individually a "Lender" and collectively the "Lenders"), and COMPLETE WELLNESS CENTERS, INC., a Delaware corporation (the "Borrower" or "Debtor").


                                    RECITALS


          Each Lender has entered into a Subscription/Purchase Agreement (the "Purchase Agreement") pursuant to which the Lenders agreed, upon certain terms and conditions, to purchase notes from the Debtor up to an aggregate principal amount of $1,100,000 (the "Notes").

          The proceeds of the Notes are to be used to finance the medical integration of chiropractic clinics, to cover costs associated with an initial public offering, and for general working capital purposes.

          In order to induce the Lenders to purchase the Notes, the Debtor has agreed to assign and pledge as security for repayment of the Notes a first lien security interest in all of its equipment, fixtures, tangible personal property, accounts, inventory, patents, copyrights, trademarks, licenses and certain other related property of the Debtor now owned or hereafter acquired. The Lenders have required that the Debtor execute this Agreement in order to evidence the grant of the security interest referred to above and to set forth their respective rights, remedies, covenants and agreements with respect to the purchase of the Notes by the Lenders.

          NOW, THEREFORE, in consideration of the above and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:


                          ARTICLE I.  TERMS OF NOTES.

          1.1. Purchase of Notes.

          Upon waiver or satisfaction of the conditions to the purchase of the Notes set forth in the Purchase Agreement, each Lender shall purchase from the Debtor a Note in the principal amount set opposite its name in Schedule I hereto. The purchase price of the Notes shall equal the principal amount of the Notes. The Notes shall be issued under this Agreement and shall be equally and ratably secured by this Agreement.

          1.2. Form and Tenor of Notes.

               (a)  Each Note shall be in the form of Appendix A hereto.

               (b) The Notes shall bear interest, shall mature and become due and payable, shall be subject to mandatory prepayment and may be prepaid as set forth therein.

          1.3. Equal and Ratable Obligations.

               The Notes shall be equal and ratable obligations of the Debtor and all payments (including optional and mandatory prepayments and payments from funds received from the enforcement of the security interests granted hereunder) shall be made to each Holder of the Notes in the proportion the principal amount of the Notes held by such holder bears to the aggregate entire principal amount of all Notes then outstanding.

          1.4. No Subordination.

               The payment of and the security for the Notes shall not be subordinate to any other indebtedness of the Debtor, now existing or hereafter incurred, other than Permitted Encumbrances.

          1.5. New Notes. The Debtor will at any time, at its expense, at the request of the holder of any Note, and upon surrender of such Note for such purpose, issue new Notes in exchange therefor, registered in the name of the holder or such person or persons as may be designated by such holder, dated the date to which interest has been paid on the surrendered Note, in denominations of $25,000 or any integral multiple of $25,000, in an aggregate principal amount equal to the unpaid principal amount of such Note and substantially in the form of such Note with appropriate variations.

          1.6. Replacement of Notes. Upon receipt of evidence satisfactory to the Debtor of the loss, theft, destruction or mutilation of any Note and, in the case of any such loss, theft or destruction, upon delivery of indemnity satisfactory to the Debtor, or, in the case of any such mutilation, upon surrender and cancellation of such Note, the Debtor will issue a new Note, of like tenor, in lieu of, and dated the date to which interest has been paid on, such lost, stolen, destroyed or mutilated Note.

          1.7 Negotiability, Registration and Transfer of the Notes. The Notes shall be negotiable, subject to the provisions for registration and transfer contained in this Agreement and in the Notes, and shall be registered as to both principal and interest. So long as the Notes shall remain outstanding, the Debtor shall maintain and keep books for the registration and transfer of the Notes; and upon presentation thereof for such purpose at such office, the Debtor shall register the Notes therein (which registration shall include the address of the Holder of the Notes) and permit the Note to be transferred thereon.

          The Notes shall be transferable only upon the books of the Debtor, which shall be kept for that purpose at the office of the Debtor, at the written request of the Holder thereof or his attorney duly authorized in writing, upon surrender thereof, together with a written instrument of transfer satisfactory to the Debtor and duly executed by the Holder or his attorney duly authorized in writing. Upon surrender of the Notes for transfer and acceptance of this Agreement, in writing, and the obligations and rights hereof by any transferee of a Note, the Debtor shall issue, in the name of the transferEe, a new Note or Notes of the same aggregate principal amount, maturity and interest rate as the surrendered Note. The Debtor shall pay all out-of-pocket costs and expenses incurred by the Debtor in connection with any such transfer, except a sum sufficient to pay any tax or governmental charge.

          The Debtor may deem and treat the person in whose name the Notes shall be registered upon the books of the Debtor as the absolute owner of the Notes, whether the Notes shall be overdue or not, for the purpose of receiving payment of, or on account of, the principal of, premium, if any, and interest on, the Notes and for all other purposes, and all such payments so made to any such registered Holder or upon his order shall be valid and effectual to satisfy and discharge the liability upon the Notes to the extent of the sum or sums so paid, and the Debtor shall not be affected by any notice to the contrary.

          The Debtor shall not be required to transfer the Notes on the records for the Notes within 15 days before any payment is due.

          1.8 Payments. All payments of interest on the Notes shall be paid by check or draft mailed by the Debtor to the holders of the Notes on the date such payment is due. Payments of principal shall be made by wire transfer in immediately available funds, marked for attention as indicated by the Lender to a bank account designated by such Lender.

          1.9  Note Holders' Rights.

          (a) The holders of the Notes recognize that they or their representatives will act as Secured Party (as defined below). For purposes of administration of this Agreement, each Lender shall be named as Secured Party on all financing statements to be filed with respect to the collateral hereunder and the Lenders hereby agree that they shall hold all security pledged hereunder for the benefit of the holders of all of the Notes all in accordance with this Agreement.

          (b) All rights and powers of the Secured Party hereunder shall be exercised by the holders of two-thirds of the principal amount of the Notes then outstanding; provided, however, that (i) the principal amount of any Note, the interest payable on any Note and the time any payment must be made under any Note may not be changed without the consent of the holder of the Note and
(ii) none of the collateral may be released and this Agreement may not be amended in any material respect (other than to add additional collateral, rights, powers and duties in favor of the Holders of Notes and to clarify the existing provisions of this Agreement) without the consent of the holders of all of the Notes.

                            ARTICLE II:  DEFINITIONS


          2.1 As used in this Agreement capitalized terms shall have the meanings as defined when initially used and the following terms shall have the following meanings:

               (a) "Account" or "Accounts" means any right of the Debtor to payment for goods of any type or description (including, without limitation, Inventory, as hereinafter defined) sold or leased, or for services rendered, which is not evidenced by an Instrument or Chattel Paper, whether or not the right to payment has been earned by performance, and shall include any and all contract rights.

               (b) "Business Day" means a day which is not a legal holiday in the District of Columbia and is not a day on which banks are by law or executive order permitted to close for business.

               (c) "Chattel Paper" means any writing or writings held by the Debtor, held in the Debtor's name or held for the Debtor, which evidences both a monetary obligation and a security interest in or lease of specific goods.

               (d) "Debtor's Liabilities" means the obligations of the Debtor to make all payments required to be made under the Notes or this Agreement and the prompt and faithful compliance and performance of the Debtor of its obligations under this Agreement.

               (e) "Default" or "default" means when used in reference to this Agreement the failure to observe or perform in any material respect any obligation, covenant or agreement contained in this Agreement, without regard to any grace period provided for therein.

               (f) "Equipment" means all of the tangible personal property (other than Inventory) of the Borrower including, but not limited to, fixed assets, furniture, fixtures, machinery, computers, equipment, leasehold improvements and all replacements therefor, attachments and accessories thereto, parts and tools belonging thereto and substitutions therefor.

               (g) "Holder" shall mean, with respect to a Note, the registered holder of the Note on the books of the Debtor, as registrar.

               (h) "Instrument" or "Instruments" means any negotiable instrument, security or other writing held by the Debtor, held in the Debtor's names or held for the Debtor, which evidences a right to the payment of money for goods sold or leased, monies invested, or services rendered or to be rendered or commissions earned or to be earned, which is not itself a security agreement or lease, and which is of a type which is in the ordinary course of business transferred by delivery with any necessary endorsement or assignment.

               (i) "Inventory" means the inventory of the Debtor of every type and nature, wherever located, including, without limitation, all supplies and materials, reusable, disposable or otherwise, whether held for sale, lease or other disposition, for furnishing to others or for use or consumption in the business of the Debtor, whether raw materials, work in process, finished goods or materials or otherwise, whether in the actual or constructive possession or control of the Debtor, a lessee from the Debtor, or any other third party for the account of the Debtor, or any other party together with all accessories, wrappings, attachments, additions, parts and replacements therefor and thereto.

               (j) "Permitted Encumbrances" (i) means encumbrances approved in writing by the Lenders, (ii) liens for taxes not delinquent or being contested in good faith and by appropriate proceedings, (iii) liens in connection with workers compensation, unemployment insurance or other social security obligations, (iv) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases and obligations of like nature arising in the ordinary course of business, (v) mechanics, materialmens, landlords, carriers or other like liens arising in the ordinary course of business with respect to obligations which are not due or which are being contested in good faith, and (vi) any mortgage, encumbrance or other lien upon, or security interest in, any property, or interest therein, hereafter acquired by the Borrower or any Subsidiary which mortgage, encumbrance, lien or security interest is created contemporaneously with such acquisitions to secure or provide for the payment or financing of any part of the purchase price thereof, or the assumption of any mortgage, encumbrance or lien upon, or security interest in, any such property hereafter acquired existing at the time of such acquisition, or the acquisition of any such property subject to any mortgage, encumbrance or lien upon, or security interest in, without the assumption thereof, provided that (A) the indebtedness secured by any such mortgage, encumbrance, lien or security interest so created, assumed or existing shall not exceed 80% of the cost of the property covered thereby to the person acquiring the same, and (B) each such mortgage, encumbrance, lien or security interest shall attach only to the property so acquired and fixed improvements thereon, and (C) the acquisition to which any such mortgage, encumbrance, lien or security interest relates shall not result in a default under any provision of this Agreement.

               (k) "Purchaser" includes all buyers or lessees of any Inventory from the Debtor and all customers for whom services have been rendered or materials furnished by the Debtor.

               (l) "Secured Party" shall mean and refer to the holders of the Notes, as secured party hereunder; provided, however, that for purposes of exercising remedies and discretion hereunder, the holders of two-thirds of the principal amount of Notes then outstanding shall control the action of the Secured Party hereunder. For purposes of the administration of this Agreement, all notices to the Secured Party shall be mailed to the Lenders at their addresses set forth in Schedule I hereto.

               (m) "Subsidiary" means any corporation, partnership, joint venture or other entity more than 50% of the ownership interests of which is owned by the Debtor or any other Subsidiary of the Debtor.


                            ARTICLE III:  COLLATERAL


          3.1 As collateral security for the Liabilities, the Debtor hereby grants to the Lenders and their successors and assigns as holders of the Notes, jointly, for the benefit of the holders of all of the Notes a continuing security interest in, and transfers to them a security interest in, the following property (hereinafter sometimes collectively called the "Collateral"):

               (a) all of Debtor's Accounts, including all existing Accounts and all Accounts hereafter coming into existence; and

               (b) all of Debtor's Instruments, regardless of whether they may be in existence at the present time, may come into existence in the future or may be executed in the future; and

               (c) all of Debtor's Chattel Paper, regardless of whether it may be in existence at the present time, may come into existence in the future or may arise in the future; and

               (d) all of Debtor's notes, drafts, acceptances, instruments, documents of title, policies and certificates of insurance, chattel paper, guaranties and securities now or hereafter received by the Debtor, or in which the Debtor has or acquires an interest; and

               (e) all of Debtor's now owned or hereafter acquired Inventory, wherever located including all interest of the Debtor now existing or hereafter arising in goods as to which an Account for goods sold or delivered or services rendered has arisen or as to which any Chattel Paper has been executed and delivered to the Debtor; and

               (f) all of Debtor's now owned or hereafter acquired Equipment, wherever located, together with any and all parts, additions, replacements, accessions and substitutions thereto or therefor and all licenses and other rights of the Debtor relating thereto, whether in the actual or constructive possession or control of the Debtor, a lessee from the Debtor or any other third party for the account of the Debtor; and

               (g) all of Debtor's now existing or hereafter acquired or arising documents, general intangibles and any other intangible personal property of every kind and description including, without limitation, all choses in action, contracts, trademarks, copyrights, patents, trade names, trade styles, trade secrets, operating rights, licenses, franchises, leases of Equipment, leases of real property, leases of other personal property, registrations, applications and tax refunds; and

               (h) all of Debtor's now existing or hereafter created or coming into existence books and records including, without limitation, ledgers, books of account, records, computer programs, computer disks or tape files, computer printouts, computer runs and other computer prepared information; and

               (i)  all products of the foregoing; and

               (j) all cash and non-cash proceeds (including, without limitation, insurance proceeds) of the foregoing.


                    ARTICLE IV:  COVENANTS, REPRESENTATIONS
                                 AND WARRANTIES


          4.1 So long as this Agreement is in effect, and until such time as all the Debtor's Liabilities shall have been fully paid and discharged, the Debtor covenants and agrees that it and, to the extent applicable, its
Subsidiaries:

               (a) will, when requested by the Secured Party from time to time give the Secured Party specific assignments of Accounts, Instruments and Chattel Paper as or after they come into existence, together with schedules thereof in a form satisfactory to the Secured Party and will, upon request, execute and deliver to the Secured Party any instrument, document, financing statement, supplemental agreement, power of attorney, assignment, transfer or other writing which the Secured Party may deem necessary or desirable to carry out the purposes of this Agreement, to perfect the Secured Party's security interest in the Accounts, Instruments, Chattel Paper, Inventory and other Collateral, or to enable the Secured Party to enforce its security interest in any of the foregoing;

               (b) will maintain, in accordance with sound accounting practice, accurate records and books of account showing, among other things, all Accounts, Instruments, Chattel Paper and other Collateral, and the collections thereon; and the Secured Party, or anyone on their behalf, shall have the right to call at their offices and other places of business during reasonable business hours at intervals to be determined by them, before or after an Event of Default hereunder and, without hindrance or delay, to inspect, audit, check and make extracts from the books, records, ledgers, journals, orders, receipts, correspondence and other data relating to Accounts, Instruments, Chattel Paper and other Collateral;

               (c) will inform the Secured Party on a regular basis as to which of the Accounts, Instruments and Chattel Paper, if any, arise out of contracts with the United States or any department, agency or instrumentality thereof, and upon the request of the Secured Party, shall execute any instruments and take any further steps as may be required by the Secured Party in order that all monies due or to become due under such contract shall be assigned to the Secured Party, and that notice thereof be given to the Government under the Federal Assignment of Claims Act to the extent permitted by law;

               (d) will, if requested by the Secured Party, mark its Instruments and Chattel Paper and all of its records concerning its Accounts, Instruments and Chattel Paper which have been assigned to the Secured Party in a manner satisfactory to the Secured Party to show that they have been assigned to the Secured Party subject to Permitted Encumbrances;

               (e) will preserve and maintain its existence in good standing under the laws of the State of Delaware; and

               (f) will maintain the net proceeds of the Notes in an interest-bearing escrow account the terms of which will allow for the release of $50,000 each time the Borrower executes a definitive agreement with a chiropractor to medically integrate a chiropractic clinic; provided, however, that if $1,100,000 aggregate principal amount of Notes are outstanding on the date of this Agreement and if the Borrower executes a definitive master license agreement with Bally Total Fitness Corporation, the terms of the escrow account will allow for the release of up to $200,000 upon the execution of such definitive master license agreement to establish clinics as provided therein.

          Although the financial covenants set forth herein are continuing financial covenants, the accounting principles to be applied at any given point in time shall be the generally accepted accounting principles as in effect as of the date thereof.

          4.2 Any holder may assign or transfer the Notes held by it and may assign and transfer as collateral security therefor its security interest in the whole or any part of the Collateral provided by the Debtor under this Agreement, subject to the terms of the Notes. Such transferee shall have the same rights and powers with reference to such security interest, and to the obligations of the Debtor and the benefit of this Agreement, as are hereby given to the original Secured Party.


                         ARTICLE V:  EVENTS OF DEFAULT


          5.1 The occurrence of any one or more of the following events shall constitute an Event of Default under this Agreement:

               (a) the failure to pay the principal of any of the Notes or to pay the interest thereon or any other amount due hereunder, for more than 30 days after the same shall become due and payable, as applicable; or

               (b) the failure of the Debtor to comply with the obligations of the Debtor under Sections 4.1(e); or

               (c) the failure by the Debtor to observe or perform the obligations under Article IV (other than those specified in Section 5.1(b)) which failure is not cured within thirty (30) days after notice thereof has been given by the Secured Party to the Debtor; or

               (d) the making or furnishing to the Secured Party of any representation, warranty or certificate in connection with this Agreement or any other of the Debtor's Liabilities which is materially inaccurate; or

               (e) the making of an assignment for the benefit of its creditors by the Debtor or any guarantor of any of the Debtor's Liabilities; or

               (f) the commencement of proceedings by or against Debtor or any guarantor of any of the Debtor's Liabilities in bankruptcy or for reorganization or for the readjustment of debts under the Federal Bankruptcy Code or under any other law, whether state or federal, now or hereafter existing for the relief of debtors or the admission, in writing, of any inability to pay its debts as they mature; or

               (g) the appointment of a receiver or trustee for the Debtor or for any substantial part of any of its assets, or the institution of any proceedings for the dissolution, or the full or partial liquidation, of the Debtor.

          If an Event of Default has occurred, the Secured Party shall have the right to declare payment of the Notes, and all other of the Debtor's Liabilities to be due and payable forthwith, and thereupon, to avail itself of such rights with respect to the Collateral pledged hereunder provided in the Uniform Commercial Code of the District of Columbia regardless of whether such Code has been enacted in the jurisdiction where rights or remedies are asserted (including, without limitation, the right to direct notification and the right to require the Debtor to assemble any Collateral and to make it available to the Secured Party at a place reasonably convenient to both parties), or as otherwise provided by law. The parties hereto hereby declare that all Accounts transferred to the Secured Party hereunder are transferred to secure the Notes and are not being sold to the Secured Party, regardless of whether any assignment thereof which is separate from this Agreement is in form absolute.

          5.2 (a) Upon the occurrence of an Event of Default hereunder, Secured Party may foreclose its security interest in the Inventory, Equipment and/or other Collateral in any way permitted by law, or it may enter any of the Debtor's premises or other premises without resort to judicial process and without incurring liability to the Debtor therefor, and the Secured Party may thereupon, or at any time thereafter, in its discretion, without notice or demand, except such notice as may be specifically required by law, take the Inventory, Equipment and/or other Collateral subject to its security interest and, if removable, remove the same to such place as it may deem advisable, or it may require the Debtor to make the Inventory, Equipment and/or other Collateral available to the Secured Party at a convenient place and, with or without having the Inventory, Equipment and/or other Collateral at the time or place of sale, the Secured Party may sell the Inventory, Equipment and/or other Collateral, or any part thereof, at public or private sales, at any time or place, in one or more sales, at such price or prices and upon such terms, either for cash, credit or future delivery, as the Secured Party may elect. At any such sale, the Secured Party may bid for and become the purchaser, and such sale or sales may be held without demand of performance, notice of intention to sell, the time or place of sale, or any other matter, except such notice as may be specifically required by law, it being agreed that any notification required by Section 9-504 of the Uniform Commercial Code as enacted in the District of Columbia or in any corresponding provision in the Uniform Commercial Code as enacted in any other state or by any other law, is reasonably and properly given if mailed by certified or registered mail, postage prepaid, to the Debtor at least fifteen (15) days before any sale or other disposition of any of the

Collateral, and the purchaser at any such sale shall thereafter hold the Inventory, Equipment and/or other Collateral sold absolutely free from any claim or right of the Debtor of whatsoever kind, including any equity of redemption of the Debtor, and such demand, notice, right and equity are hereby expressly waived and released by the Debtor.

               (b) The Secured Party may, at its option, make any payments or take any other action it may deem necessary or desirable to cure any Event of Default or to conserve or improve the Collateral, and the Debtor shall, upon demand, reimburse the Secured Party for all such advances and expenses together with interest at the default rate borne by the Notes from the date of advance or payment of the same.

               (c) The Secured Party shall receive the proceeds of any such sale or sales and, after deducting therefrom any and all costs and expenses incurred in securing possession of Inventory, Equipment and/or other Collateral, in moving, storing, repairing, finishing the manufacture of and preparing same for sale, and in connection with the sale thereof, apply the net proceeds toward the payment of the Debtor's Liabilities, as provided in Section
5.3 hereof.

          5.3 All monies collected pursuant to this Article shall, after payment of the costs and expenses of the collection of such monies and of the expenses, liabilities and advances incurred or made by the Secured Party, including interest thereon as provided herein, be applied as follows:

          First -- to the payment of all payments of interest then due on the Notes; provided, however, if the amount is insufficient to pay all such accrued interest, then payments to the holders of the Notes shall be made in proportion to the amount of Notes then held by such holders in relation to the total amount of Notes then outstanding;

          Second -- to the payment of all principal of the Notes, without distinction or priority; provided, however, if the amount collected is insufficient to pay all of such principal, payments to the holders of the Notes shall be made in proportion to the principal amount of the Notes then held by such holders in relation to the principal amount of the Notes then outstanding; and

          Third -- to pay the holders of the Notes, the Secured Party and any other parties entitled thereto all other of the Debtor's obligations.

If such net proceeds should be insufficient to pay the same, and should there be a deficiency, then the Debtor shall forthwith, upon demand, pay such deficiency to the Secured Party; or if such proceeds be more than sufficient to pay the same, then in case of a surplus, such surplus shall be accounted for and paid over to the Debtor to the extent allowed by law and to the extent no other claim for such surplus has been made by any other party, provided that there are no Debtor's Liabilities then outstanding, in which event such surplus shall be applied to such Debtor's Liabilities.

          5.4 The Debtor waives presentment, demand for payment, protest, notice of protest and notice of dishonor with respect to all commercial paper at any time held by the Secured Party on which it is in any way liable, notice of nonpayment at maturity of any and all Accounts, Instruments, Chattel Paper and other Collateral and, except where expressly required hereby, notice of any action taken by the Secured Party. Exercise of or failure to exercise any right of the Secured Party shall not affect any subsequent right of the Secured Party to exercise the same. Whether before or after default, the Secured Party shall have the right to compromise, extend or renew any Account, Instrument, Chattel Paper or other Collateral, or to deal with the same in whatever manner it may deem advisable as provided herein. The Debtor agrees that the Secured Party shall have no duty or obligation to collect or enforce any Account, Instrument, Chattel Paper or other Collateral.

          5.5 Any delay on the part of the Secured Party in exercising any power, privilege or right under this Agreement shall not operate as a waiver thereof, and no single or partial exercise of any power, privilege or right hereunder shall preclude other or further exercise thereof, or the exercise of any other power, privilege or right. The waiver by the Secured Party of any Event of Default hereunder shall not constitute a waiver of any subsequent defaults or Events of Default, but shall be restricted to the default or Event of Default so waived. The failure of the Secured Party to enforce any of the terms and provisions hereof, or its failure to declare an Event of Default hereunder, shall apply only in the particular instance, and shall not operate as a continuing waiver. If any part of this Agreement should be contrary to any law which the Secured Party might seek to apply or enforce, or should be otherwise defective, the other provisions of this Agreement shall not be affected thereby, but shall continue in full force and effect. All rights, remedies and powers of the Secured Party hereunder are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all other rights, remedies and powers given hereby or by any other instruments or any laws now existing or hereafter enacted.


                           ARTICLE VI:  MISCELLANEOUS


          6.1 This Agreement, and all of the terms, conditions and covenants herein contained, shall be binding upon the parties hereto and their successors and assigns, and shall inure to the benefit of the parties hereto and to the successors and assigns of the Secured Party, but shall not inure to the benefit of any other person, firm or corporation.

          6.2 The laws of the District of Columbia shall govern the construction of this Agreement and the rights and duties of the parties hereto with respect to all collateral and all notes and other documents evidencing or otherwise executed in connection with the loans hereunder.

          6.3 This Agreement may not be changed, modified or amended except by a writing signed by all of the parties hereto.

          6.4 A carbon, photographic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement and may be filed as such.

          6.5 In the event of conflict between the terms of any of the documentation relating to this Agreement or the relationships and rights between the Secured Party and the Debtor hereunder, the Secured Party shall have the right to elect which of such conflicting terms shall be applicable in such event of conflict.

          6.6 When used in this Agreement, the singular of any word shall include the plural, the plural shall include the singular, and the use of any gender shall include all genders.

          6.7 All titles and headings of or in this Agreement are for reference purposes only; they are not intended to nor shall they be construed to in any way limit the substantive provisions contained in this Agreement or any part thereof.

          6.8 Notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed by certified or registered mail to the parties at their addresses as shown below (in the case of the Debtor) or on Schedule I hereto (in the case of the Lenders) or to such other address any party hereto shall designate to the other parties in writing:

               Complete Wellness Centers, Inc.
               Attention:  President
               725 Independence Avenue, S.E.
               Washington, D.C. 20003

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                              Debtor:
                              ------

                              COMPLETE WELLNESS CENTERS, INC.



                              By:
                                 --------------------------------
                                 Its:

                              Secured Party:
                              -------------




                              -----------------------------------
                              Signature




                              -----------------------------------
                              Print Name




                              -----------------------------------
                              Street




                              -----------------------------------
                              City, State, Zip

THIS WARRANT HAS NOT BEEN REGISTERED UNDER FEDERAL OR STATE SECURITIES LAWS.
 IT MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER SUCH LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS
        OF SUCH LAWS EVIDENCED BY AN OPINION OF COUNSEL SATISFACTORY
           TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


                        WARRANT TO PURCHASE COMMON STOCK

                        COMPLETE WELLNESS CENTERS, INC.


THIS CERTIFIES THAT, for value received, __________________ (Holder) is entitled to purchase, on the terms hereof, shares of common stock of Complete Wellness Centers, Inc., a Delaware corporation (Company).

This Warrant is issued pursuant to the provisions of the Subscription/Purchase Agreement dated as of __________, 1996 (Agreement) relating hereto, and this Warrant and the common stock issuable upon exercise of this Warrant shall be subject to, and the Holder shall be bound by, all the provisions of the Agreement, and shall be deemed to have made the representations and warranties set forth in Section 4 of the Agreement with respect to the securities evidenced by this Warrant. Additionally, the following terms shall apply to this Warrant:


1.  EXERCISE OF WARRANT.

The terms and conditions upon which this Warrant may be exercised and the common stock covered hereby (Warrant Stock) may be purchased are as follows:

1.1. Voluntary Exercise.

(a) This Warrant may be exercised upon or after the first to occur of (i) the effectiveness of a registration statement (other than a registration statement on Form S-4 or S-8) under the Securities Act of 1933, as amended, for a firm commitment underwritten initial public offering of shares of common stock of
the Company or (ii) June 30, 1997.   In no case may this Warrant be exercised
later than 5:00 p.m. eastern time on December 31, 1999 (Expiration Date), after which time this Warrant shall terminate and shall be void.

(b) The Company will mail to the Holder a notice specifying the date on which the registration statement for any such initial public offering is expected to be declared effective by the Securities and Exchange Commission (Effective
Date). Such notice shall be mailed at least 60 days prior to the date therein specified.

1.2. Number of Shares. The number of shares of common stock for which this Warrant is initially exercisable is (i) that number of shares of common stock of the Company equal to the quotient obtained by dividing $_________ by the price per share of common stock offered to the public in an initial public offering subject to Section 1.1(a)(i) hereof, or (ii) if such an initial public offering is not completed on or before June 30, 1997, _________ shares of the Company's common stock, par value $0.0000555 per share, subject to adjustment pursuant to Section 2 of this Warrant.

1.3. Purchase Price. The per share purchase price for the shares of common stock to be issued upon exercise of this Warrant shall be $0.001, subject to adjustment as provided herein.

1.4. Method of Exercise. The exercise of the purchase rights evidenced by this Warrant shall be effected by the following actions if taken within 20 days after receipt of the notice from the Company of a proposed initial public offering or, in the absence of such a notice, if taken after June 30, 1997 and prior to the Expiration Date: (a) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto, to the Company at its principal offices and (b) the delivery of the purchase price by check or bank draft payable to the Company's order or by wire transfer to the Company's account for the number of shares for which the purchase rights hereunder are being exercised or any other form of consideration approved by the Company's board of directors.

1.5. Issuance of Shares. Upon the exercise of the purchase rights evidenced by this Warrant, a certificate or certificates for the purchased shares shall be issued to the Holder as soon as practicable. The Holder shall for all purposes be deemed to have become the holder of record of the number of shares of common stock evidenced by such certificate from the date on which this Warrant was surrendered and payment of the purchase price was received by the Company, regardless of the date of delivery of such certificate.

1.6. Election to Register. If the Holder (a) elects (in accordance with the terms of Section 6 hereof) to have Warrant Stock covered by a Registration Statement (as defined in Section 6) relating to an initial public offering subject to Section 1.1(a)(i) hereof, (b) wishes to exercise this Warrant on the date of effectiveness of such Registration Statement, and (c) so notifies the Company prior to the date of such effectiveness (in accordance with the terms of this Warrant), the Company will arrange to issue to the Holder certificates representing such Warrant Stock on the date of such effectiveness.

2.  CERTAIN ADJUSTMENTS.

The provisions of this Section 2 shall apply if and only if an initial public offering subject to Section 1.1(a)(i) hereof is not completed on or before June 30, 1997:

2.1. Common Stock Dividends. If the Company at any time prior to the expiration of this Warrant shall pay a dividend with respect to common stock payable in shares of common stock, then the purchase price per share shall be adjusted, from and after the date of determination of the stockholders entitled to receive such dividend, to that price determined by multiplying the per share purchase price in effect by a fraction (i) the numerator of which shall be the total number of shares of common stock outstanding immediately prior to such dividend and (ii) the denominator of which shall be the total number of shares of common stock outstanding immediately after such dividend; provided, however, that the aggregate purchase price shall not be adjusted.

2.2. Mergers, Consolidations, or Sale of Assets. If at any time there shall be a capital reorganization (other than a combination or subdivision of Warrant Stock provided for herein), or a merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the purchase price, the number of shares of stock or other securities or property of the Company or the successor corporation resulting from such reorganization, merger, consolidation or sale, to which a holder of the common stock deliverable upon exercise of this Warrant would have been entitled under the provisions of the agreement in such reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that reorganization, merger, consolidation or sale. In any such case, appropriate adjustment (as determined in good faith by the Company's board of directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the reorganization, merger, consolidation or sale to the end that the provisions of this Warrant (including adjustment of the purchase price then in effect and the number of shares of Warrant Stock) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant; provided, however, that the aggregate purchase price shall not be adjusted.

2.3. Splits and Subdivisions. In the event the Company should at an time or from time to time fix a record date for the effectuation of a split or subdivision of the outstanding shares of common stock or the determination of the holders of common stock entitled to receive a dividend or other distribution payable in additional shares of common stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of common stock (Common Stock Equivalents) without payment of any consideration by such holder for the additional shares of common stock or Common Stock Equivalents (including the additional shares of common stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such distribution, split, or subdivision if no record date is fixed), the purchase price shall be appropriately decreased and the number of shares of Warrant Stock shall be appropriately increased in proportion to such increase of outstanding shares; provided, however, that the aggregate purchase price shall not be adjusted.

2.4. Combination of Shares. If the number of shares of common stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of common stock, the purchase price per share shall be appropriately increased and the number of shares of Warrant Stock subject to
Section 1.2(ii) hereof shall be appropriately decreased in proportion to such decrease in outstanding shares; provided, however, that the aggregate purchase price shall not be adjusted.

2.5. Adjustments for Other Distributions. In the event the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights not referred to in subsections 2.1 or 2.3, then, in each such case for the purpose of this subsection 2.5, upon exercise of this Warrant the holder hereof shall be entitled to a proportionate share of any such distribution as though such holder was the holder of the number of shares of common stock into which this Warrant may be exercised as of the record date fixed for the determination of the holders of common stock entitled to receive such distribution; provided, however, that the aggregate purchase price shall not be adjusted.

2.6. Certificate as to Adjustments. In the case of each adjustment or readjustment of the purchase price pursuant to this Section 2, the Company will promptly compute such adjustment or readjustment in accordance with the terms hereof and cause a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based to be delivered to the holder of this Warrant. The Company will, upon the written request at any time of the holder of this Warrant, furnish or cause to be furnished to such holder a certificate setting forth:

         (a) Such adjustments and readjustments;

         (b) The purchase price at the time in effect; and

         (c) The number of shares of Warrant Stock and the amount, if any, of other property at the time receivable upon exercise of this Warrant.

2.7. Notices of Record Date, etc.  In the event of:

         (a) Any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus at the same rate as that of the last such cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase, or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

         (b) Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other person or any consolidation or merger involving the Company; or

         (c) Any voluntary or involuntary dissolution, liquidation, or winding-up of the Company,

the Company will mail to the holder of this Warrant at least five (5) days prior to the earliest date specified therein, a notice specifying:

                 (i) The date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and

                 (ii) The date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation, or winding-up is expected to become effective and the record date for determining stockholders entitled to vote thereon.

3.  FRACTIONAL SHARES.

No fractional share shall be issued in connection with any exercise of this Warrant. In lieu of the issuance of such fractional share, the Company shall make a cash payment equal to the then fair market value of such fractional share as determined in good faith by the Company's board of directors.

4. RESERVATION OF COMMON STOCK.

The Company shall at all times reserve and keep available out of its authorized but unissued shares of commons stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of common stock as shall from time to time be sufficient to effect the exercise of this Warrant; and if at any time the number of authorized but unissued shares of common stock shall not be sufficient to effect the exercise of this Warrant in its entirety, in addition to such other remedies as shall be available to the holder of this Warrant, the Company will use its reasonable best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of common stock to such number of shares as shall be sufficient for such purpose.

5. PRIVILEGE OF STOCK OWNERSHIP.

Prior to the exercise of this Warrant, the Holder shall not be entitled, by virtue of holding this Warrant, to any rights of a stockholder of the Company, including (without limitation) the right to vote, receive dividends or other distributions, exercise preemptive rights or be notified of stockholder meetings, and the Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. Nothing in this Section 5, however, shall limit the right of the Holder to participate in distributions to the extent set forth in Section 2 or be provided the notices described in Section 2 if the Holder ultimately exercises this Warrant.

6.  REGISTRATION OF SHARES.

6.1. Definitions. As used in this Section 6, the following terms shall have the following respective meanings:

        (a) "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the 1933 Act.

         (b) "1934 Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

         (c) "1933 Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

         (d) "Registration Statement" means a registration statement filed by the Company with the Commission for a firm commitment underwritten public offering and sale of common stock of the Company (other than a registration statement on Form S-4 or Form S-8, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

         (e) "Registration Expenses" means the expenses described in Section
6.4.

         (f) "Registrable Shares" means the Warrant Stock; provided, however, that the shares of common stock which are Registrable Shares shall cease to be Registrable Shares upon any sale of such shares pursuant to a Registration Statement, Section 4(1) of the 1933 Act, Rule 144 under the 1933 Act or otherwise.

6.2. Registration.

         (a) To the extent the Registrable Shares are not covered by an effective Registration Statement, whenever the Company proposes to file a Registration Statement covering shares of common stock, it will, prior to such filing, give written notice to Holder in accordance with Section 1.4 of its intention to do so and, upon the written request of Holder given within 20 days after the Company provides such notice, the Company shall use its good faith efforts to cause all Registrable Shares which the Company has been requested by Holder to register to be registered under the 1933 Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of Holder; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 6.2(a) without obligation to Holder.

         (b) Notwithstanding any provision in this Section 6.2 to the contrary, in connection with any offering under this Section 6.2 involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the sole discretion of the underwriters, jeopardize the success of the offering by the Company. If in the sole discretion of the managing underwriter or underwriters the registration of all, or part of, the Registrable Shares which the Holder has requested to be included would adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, which the managing underwriter or underwriters believe may be sold without causing such adverse effect. If the number of Registrable Shares to be included in the underwriting in accordance with the foregoing is less than the total number of shares which the Holder has requested to be included, then the Holder shall participate in the underwriting pro rata based upon its total ownership of Registrable Shares compared to the total number of shares held by others pursuant to separate agreements with the Company for which registration has been requested. Holder shall not transfer any shares covered by the Registration Statement for up to 90 days if, in the discretion of the managing underwriter or underwriters, such transfers would hinder the offering by the Company.

6.3. Allocation of Expenses. The Company will pay all Registration Expenses of all registrations under this Agreement; provided, however, that if a registration is withdrawn at the request of the holders requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the holders after the date on which such registration was requested), each of the holders shall pay the Registration Expenses of such registration pro rata in accordance with the number of its Registrable Shares included in such registration. For purposes of this Section 6, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Section 6, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company, state Blue Sky fees and expenses, transfer agent fees, cost of engraving of stock certificates, costs for mailing and tombstone advertising, cost of preparing the Registration Statement, related exhibits, amendments and supplements thereto, underwriting documents, selected dealer agreements, preliminary and final prospectuses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts and selling commissions attributable to the Registrable Shares and the fees and expenses of the holder's own counsel and accountants, which shall be borne by such holders.

6.4. Indemnification and Contribution. In the event of any registration of any of the Registrable Shares under the 1933 Act, pursuant to this Section 6, the Company will indemnify and hold harmless the seller of such Registrable Shares against any losses, claims, damages or liabilities, joint or several, to which such seller may become subject under the 1933 Act, the 1934 Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the 1933 Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller for any legal or any other expenses reasonably incurred by such seller in connection with investigating and defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company by or on behalf of such seller, specifically for use in the preparation thereof, or as a result of the failure of such seller, or any agent of such seller, to deliver any amendments and supplements to any Registration Statement and the prospectus included in any such Registration Statement.

         In the event of any registration of any of the Registrable Shares under the 1933 Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly will indemnify and hold harmless the Company, each of its directors and officers and each underwriter and each person, if any, who controls the Company or any such underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the 1933 Act, 1934 Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the 1933 Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement, and each seller of Registrable Shares will reimburse the Company, each of its directors and officers, each underwriter and each controlling person, severally and not jointly, for any legal or other expenses reasonably incurred by the Company, each director and officer, each underwriter and each controlling person in connection with investigating and defending any such loss, claim, damage, liability or action.

         Each party entitled to indemnification under this Section 6.4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claims to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6. The Indemnified Party may participate in such defense at such party's expense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

         To provide for just and equitable contribution, if (i) an Indemnified Party makes a claim for indemnification pursuant to Section 6 (subject to the limitations thereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Section 6 expressly provides for indemnification in such case or (ii) any indemnified or indemnifying party seeks contribution under the 1933 Act, the 1934 Act, or otherwise, then the Indemnifying Party shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever based on relevant equitable considerations such as the relative fault of such Indemnifying Party(ies) in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses.

6.5. Information by Holder. Each holder of Registrable Shares included in a Registration Statement shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 6.

7.  LIMITATION OF LIABILITY.

Except as otherwise provided herein, in the absence of affirmative action by the Holder to purchase the Warrant Stock, no mere enumeration herein of the rights or privileges of the holder hereof shall give rise to any liability of such holder for the purchase price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

8. TRANSFERS AND EXCHANGES.

8.1. Transfers. Subject to the terms and conditions of the Agreement and compliance with applicable federal and state securities laws, this Warrant is transferable in whole or in part by the Holder.

8.2. Exchanges. All new warrants issued in connection with transfers or exchanges shall be identical in form and provision to this Warrant except as to the number of shares and the identity of the Holder.

9. SUCCESSORS AND ASSIGNS.

The terms and provisions of this Warrant shall be binding upon the Company and the Holder and their respective successors and assigns, subject to the restrictions set forth in the Agreement.

10. LOSS, THEFT, DESTRUCTION, OR MUTILATION OF WARRANT.

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and in case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

11. WEEKENDS, HOLIDAYS, ETC.

If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday, or legal holiday, then such action may be taken or such right may be exercised on the next succeeding day that is not a Sunday or legal holiday.

12. GOVERNING LAW

The terms and conditions of this Warrant shall be governed by and construed in accordance with Delaware law as such laws are applied to agreements which are entered into solely between Delaware residents and are to be performed entirely within that state.


Dated: August 15, 1996


                                            COMPLETE WELLNESS CENTERS, INC.



                                            By:
                                               -----------------------------
                                               Its:



For Georgia Holders

THIS WARRANT HAS BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE
SECTION 10-5-9 OF THE "GEORGIA SECURITIES ACT OF 1973," AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

                                  SUBSCRIPTION


TO: Complete Wellness Centers, Inc.

    -------------------------------

    -------------------------------

    -------------------------------


Ladies and Gentlemen:

The undersigned, _____________________________________, hereby elects to purchase, pursuant to the provisions of the Warrant dated August 15, 1996 held by the undersigned, _________ shares of the common stock of Complete Wellness Centers, Inc., a Delaware corporation, and tenders herewith payment of the purchase price of such shares in full.

The undersigned hereby represents and warrants that the undersigned is acquiring such stock for the undersigned's own account and not for resale or with a view to, or for resale in connection with, the distribution of any part thereof, and accepts such shares subject to the restrictions of the Subscription/Purchase Agreement (Agreement) dated as of ____________, 1996 relating thereto. The undersigned hereby remakes all representations set forth in Section 4 of the Agreement.

If the number of shares being purchased hereunder is not all of the shares covered by the Warrant, the undersigned requests that a new warrant for the balance of shares covered by such Warrant be registered in the name of and delivered to the undersigned.


Date:
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                                            By:
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                                                        (Signature)

                                           Name:
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                                        Address:
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